Capital Management	12 Months Ended
Dec. 31, 2017
Capital Management [Abstract]
Capital Management
CAPITAL MANAGEMENT
The Company’s capital structure is comprised of shareholders’ equity, long-term debt and adjusted working capital. The balance of each of these items is as follows:

($ millions)	2017	2016
Long-term debt	4,111.0	3,820.7
Adjusted working capital deficiency (1)	133.3	277.0
Unrealized foreign exchange on translation of US dollar long-term debt	(219.4)	(420.6)
Net debt	4,024.9	3,677.1
Shareholders’ equity	9,162.9	9,591.2
Total capitalization	13,187.8	13,268.3

(1)
Adjusted working capital deficiency is calculated as accounts payable and accrued liabilities, dividends payable and long-term compensation liability, less cash, accounts receivable, prepaids and deposits and long-term investments.

Crescent Point's objective for managing capital is to maintain a strong balance sheet and capital base to provide financial flexibility, position the Company to fund future development projects and pay dividends. The Company seeks to maximize stakeholder value through its total return strategy of long-term growth plus dividend income.
Crescent Point manages and monitors its capital structure and short-term financing requirements using a measure not defined in IFRS, the ratio of net debt to adjusted funds flow from operations. Net debt is calculated as long-term debt plus accounts payable and accrued liabilities, dividends payable and long-term compensation liability, less cash, accounts receivable, prepaids and deposits and long-term investments, excluding the unrealized foreign exchange on translation of US dollar long-term debt. Adjusted funds flow from operations is calculated as cash flow from operating activities before changes in non-cash working capital, transaction costs and decommissioning expenditures. Net debt to adjusted funds flow from operations is used to measure the Company's overall debt position and to measure the strength of the Company's balance sheet. Crescent Point's objective is to manage this metric to be well positioned to execute its business objectives during periods of volatile commodity prices. Crescent Point monitors this ratio and uses this as a key measure in making decisions regarding financing, capital spending and dividend levels. The Company's net debt to adjusted funds flow from operations ratio at December 31, 2017 was 2.3 times (December 31, 2016 - 2.3 times). The adjusted funds flow from operations only reflects adjusted funds flow from operations generated on acquired properties since the closing date of the acquisitions.
Crescent Point strives to fund its capital expenditures, decommissioning expenditures and dividends over time by managing risks associated with the oil and gas industry. To accomplish this, the Company maintains a conservative balance sheet with significant unutilized lines of credit, manages its exposure to fluctuating interest rates and foreign exchange rates on its long-term debt, and actively hedges commodity prices using a 3½ year risk management program. Unless otherwise approved by the Board of Directors, the Company can hedge benchmark prices on up to 65 percent of after royalty volumes using a portfolio of swaps, collars and put option instruments and can hedge price differentials on up to 35 percent of after royalty volumes using a combination of financial derivatives and fixed differential physical contracts. See Note 24 - "Financial Instruments and Derivatives" for additional information regarding the Company's derivative contracts.
Crescent Point is subject to certain financial covenants on its credit facilities and senior guaranteed notes agreements and was in compliance with all financial covenants as at December 31, 2017. See Note 12 - "Long-term Debt" for additional information regarding the Company's financial covenant requirements.